Exhibit 10.1

RESTATEMENT AGREEMENT

This RESTATEMENT AGREEMENT, dated as of November 21, 2012 (this “Restatement Agreement”), is entered into by and among THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri corporation (the “Borrower”), KANSAS CITY SOUTHERN, a Delaware corporation (the “Parent”), the subsidiary guarantors listed on the signature pages hereof (the “Subsidiary Guarantors”), the Lender Parties under the Credit Agreement (as defined below) that are party hereto (the “Consenting Lenders”, and together with the Non-Consenting Lenders (as defined in the Credit Agreement), the “Existing Lenders”), the Eligible Assignees party hereto that are not Existing Lenders (the “New Lenders”), and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrower, the Parent, the Subsidiary Guarantors, the Existing Lenders, the Administrative Agent, the Collateral Agent and the other entities party thereto, entered into that certain Amended and Restated Credit Agreement, dated as of July 12, 2011 (as amended by that certain Amendment No. 1 and Additional Term Advance Agreement, dated as of February 24, 2012, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

(2) The Borrower requested to amend and restate the Credit Agreement in the form of the Second Amended and Restated Credit Agreement attached as Annex A hereto (the “Amended Credit Agreement”);

(3) The amendments contemplated by the Amended Credit Agreement require the consent of all the Lender Parties pursuant to Section 9.01(A) of the Credit Agreement;

(4) The Consenting Lenders and the New Lenders are willing to amend the Credit Agreement in the form of the Amended Credit Agreement upon the terms and conditions set forth herein;

(5) The Non-Consenting Lenders have not approved the requested amendments and, pursuant to Section 9.12 of the Credit Agreement, the Borrower requires that each such Non-Consenting Lender assign and delegate, all of its interests, rights and obligations under the Credit Agreement and the Loan Documents, including, without limitation, such Non-Consenting Lender’s Advances and Commitments, to the Consenting Lenders and the New Lenders that shall assume such obligations; and

(6) In accordance with Sections 9.01 and 9.07 of the Credit Agreement, the Administrative Agent, the Collateral Agent, the Consenting Lenders, the New Lenders, the Borrower, the Parent and the Subsidiary Guarantors have each agreed, subject to the terms and conditions stated below, to the transactions described herein;

NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein and the lenders under the Amended Credit Agreement to extend credit and other financial accommodations to the Borrower pursuant to the Amended Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Collateral Agent, the Consenting Lenders, the New Lenders, the Borrower, the Parent and the Subsidiary Guarantors hereby agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement (or if not defined therein, in the Amended Credit Agreement).

SECTION 2. Replacement of Non-Consenting Lenders. If any Existing Lender declines or fails to consent to this Restatement Agreement by returning an executed counterpart hereof to the Administrative Agent prior to the Consent Deadline (as defined in Section 5 below), then pursuant to and in compliance with the terms of Section 9.12 of the Credit Agreement, such Existing Lender shall be replaced and its Commitments and/or Advances and other Obligations purchased and assumed by either (x) a New Lender or (y) a Consenting Lender which is willing to increase its Commitments and/or Advances, in each case upon its execution and delivery of this Restatement Agreement (which will also be deemed to be its execution and delivery of an Assignment and Acceptance substantially in the form of Exhibit C to the Credit Agreement as an “Assignee” as defined therein and thereunder, agreeing in such capacity to all the terms therein applicable to it), such that immediately after giving effect to this Restatement Agreement on the Restatement Effective Date (as defined in Section 5 below), the amounts of Commitments and/or Advances held by each New Lender and Consenting Lender are the amounts opposite such Lender’s name as set forth in Schedule 1 hereto. If any transaction contemplated by this Section 2 shall contradict Section 9.07 or 9.12 of the Credit Agreement, the Consenting Lenders constituting the Required Lenders hereby consent to any such contradiction.

SECTION 3. Amendment and Restatement of the Credit Agreement. The Administrative Agent, the Collateral Agent, each Consenting Lender, each New Lender, the Borrower, the Parent and the Subsidiary Guarantors hereby agree that the Credit Agreement is, effective as of the Restatement Effective Date, hereby amended and restated in full as set forth in the form of the Amended Credit Agreement.

SECTION 4. Consent and Reaffirmation; Effect of this Restatement Agreement. (a) The Borrower and each other Loan Party hereby consents to this Restatement Agreement and the transactions contemplated hereby, and hereby (i) agrees that, notwithstanding the effectiveness of this Restatement Agreement, the Security Agreement and each of the other Collateral Documents continue to be in full force and effect, (ii) affirms and confirms its guarantee (in the case of each Loan Party other than the Borrower) of the Obligations and (in the case of each Loan Party) the pledge of and/or grant of a security interest in those of its assets constituting Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Loan Documents as originally executed (and if applicable, as such Collateral Documents have been amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof), and (iii) acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents.

(b) Except as expressly set forth herein, this Restatement Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Restatement Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Restatement Effective Date, each reference in any Loan Document to the Credit Agreement, to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified hereby. This Restatement Agreement shall constitute a “Loan Document” or all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Conditions of Effectiveness. This Restatement Agreement shall become effective as of the first date upon which each of the conditions precedent set forth in this Section 5 shall be satisfied or waived in accordance with Section 9.01 of the Credit Agreement (such date, the “Restatement Effective Date”):

(a) The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such day (unless otherwise specified):

(i) Executed counterparts of this Restatement Agreement by the Borrower, the Parent, each Subsidiary Guarantor, the Administrative Agent, the Consenting Lenders constituting at least the Required Lenders under the Credit Agreement, each other Consenting Lender and each of the New Lenders.

(ii) A Note executed by the Borrower in favor of each Consenting Lender and each New Lender requesting a Note at least three Business Days prior to the Restatement Effective Date.

(iii) Certified copies of the resolutions of the Board of Directors of each Loan Party approving the amendment and restatement of the Credit Agreement as contemplated by this Restatement Agreement, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to such amendment and restatement.

(iv) A copy of a certificate of the Secretary of State (or other similar official) of the jurisdiction of incorporation of each Loan Party, dated reasonably near the date of the Restatement Effective Date, certifying (A) as to a true, correct and complete copy of the charter of such Loan Party and each amendment thereto on file in such Secretary’s office and (B) that (1) such amendments are the only amendments to such Loan Party’s charter on file in such Secretary’s office, (2) such Loan Party has paid all franchise taxes to the date of such certificate (to the extent the Secretary of State in the applicable jurisdictions typically provides such a certification) and (3) such Loan Party is duly incorporated and in good standing (to the extent such concept exists in the applicable jurisdiction) or presently subsisting under the laws of the State of the jurisdiction of its incorporation.

(v) (x) A certificate of the Secretary or Assistant Secretary of each Loan Party, countersigned on behalf of such Loan Party by another officer of such Loan Party, dated the Restatement Effective Date (the statements made in which certificate shall be true on and as of the Restatement Effective Date), certifying as to (A) the absence of any amendments to the charter of such Loan Party since the date of the Secretary of State’s certificate referred to in clause (iv) above, (B) a true, correct and complete copy of the bylaws of such Loan Party as in effect on the Restatement Effective Date and (C) the good standing of each Loan Party (to the extent such concept exists in the applicable jurisdiction) (with the applicable good standing certificates attached thereto), and (y) a certificate of the President or a Vice President of the Borrower, dated the Restatement Effective Date (the statements made in which certificate shall be true on and as of the Restatement Effective Date), certifying as to the satisfaction of the conditions set forth in Sections 5(e) and (f).

(vi) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Restatement Agreement and the other documents to be delivered hereunder.

(vii) (A) A favorable opinion of White & Case LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, and (B) to the extent not covered by clause (A) above, a favorable opinion of local counsel from each jurisdiction in which any Loan Party is organized.

(b) The Collateral Agent shall have received (A) a standard flood hazard determination form ordered by the Collateral Agent evidencing whether each such Mortgaged Property (as defined in the applicable Mortgage) is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a “Flood Hazard Property”) and whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (B) for each Flood Hazard Property, the applicable Loan Party’s written acknowledgment of receipt of written notification from the Collateral Agent as to the fact that such Mortgaged Property is a Flood Hazard Property and as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (C) for each Flood Hazard Property, copies of the applicable Loan Party’s application for a flood insurance policy plus proof of premium payment, and a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance satisfactory to the Collateral Agent and naming the Collateral Agent as sole loss payee on behalf of the Secured Parties.

(c) The Administrative Agent shall have received (or received evidence of payment of) all amounts payable thereto or to any Consenting Lender, Non-Consenting Lender or Lead Arranger (as defined in the Amended Credit Agreement) (or, in the case of any Non-Consenting Lender and Lead Arranger, arrangements satisfactory to the relevant parties have been made with respect to receipt of such amounts) on or prior to the Restatement Effective Date pursuant to this Restatement Agreement or any other Loan Document (including any outstanding principal, interest and fees owing to any Non-Consenting Lender, any arrangement fee payable to any Lead Arranger in connection herewith and the accrued fees and expenses of counsel to the Administrative Agent to the extent required to be reimbursed pursuant to that certain Commitment Letter, dated as of November 7, 2012, by and among the Borrower, each Lead Arranger and Bank of America, N.A.).

(d) The Administrative Agent shall have received by wire transfer of immediately available funds, for the ratable benefit of each Consenting Lender and New Lender that has delivered an executed counterpart hereof to the Administrative Agent prior to 5:00 p.m. (New York City time), November 21, 2012 (the “Consent Deadline”), an upfront fee in an amount equal to 0.125% of the aggregate amount of such Consenting Lender or New Lender’s Advances and unutilized Commitments, in each case, as of the Restatement Effective Date.

(e) The representations and warranties of each of the Parent, the Borrower and the Subsidiary Guarantors contained in this Restatement Agreement, Article IV of the Amended Credit Agreement and any other Loan Document are true and correct in all material respects on and as of the Restatement Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; provided, further, that solely for purposes of the representation and warranty set forth in the second sentence of Section 8(a) of the Security Agreement, Schedule V to the Security Agreement shall be deemed to be replaced with that attached as Schedule 2 hereto.

(f) No Default shall exist, or would result from the transactions contemplated hereby.

For purposes of determining compliance with the conditions specified above, each Consenting Lender and each New Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Persons unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from any such Person prior to the Restatement Effective Date specifying its objection thereto.

SECTION 6. Acknowledgement. The Lenders acknowledge that the Leverage Ratio, as set forth in the certificate of the chief financial officer or other senior financial or senior accounting officer of the Parent, dated as of the date hereof, does not exceed 3.75 to 1.00.

SECTION 7. Representations and Warranties.

(a) Each of the Borrower, the Parent and each Subsidiary Guarantor hereby represents and warrants as to itself, on and as of the date hereof, that (i) the execution, delivery and performance by such party of this Restatement Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate or other action, and (ii) this Restatement Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each of the Borrower, the Parent and each Subsidiary Guarantor hereby represents and warrants that, both on and as of the date hereof and on and as of the Restatement Effective Date, both before and after giving effect to this Restatement Agreement, no Default or an Event of Default under the Credit Agreement or the Amended Credit Agreement has occurred and is continuing.

(c) The Borrower hereby represents and warrants that, as of the Restatement Effective Date, the Leverage Ratio does not exceed 3.75 to 1.00.

SECTION 8. Execution in Counterparts. This Restatement Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier or other form of electronic communication of an executed counterpart of a signature page to this Restatement Agreement shall be effective as delivery of an original executed counterpart of this Restatement Agreement.

SECTION 9. Governing Law. This Restatement Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS RESTATEMENT AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 11. Jurisdiction; Consent to Service of Process.

(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Restatement Agreement or any of the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Restatement Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Restatement Agreement or any of the transactions contemplated hereby in the courts of any jurisdiction.

(b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Restatement Agreement or any of the transactions contemplated hereby in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Restatement Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

THE KANSAS CITY SOUTHERN RAILWAY COMPANY

By	/s/ Michael W. Upchurch
	Name:	Michael W. Upchurch
	Title:	Executive Vice-President and Chief Financial Officer

KANSAS CITY SOUTHERN

By	/s/ Michael W. Upchurch
	Name:	Michael W. Upchurch
	Title:	Executive Vice President and Chief Financial Officer

GATEWAY EASTERN RAILWAY COMPANY

By	/s/ Michael W. Upchurch
	Name:	Michael W. Upchurch
	Title:	Vice President and Chief Financial Officer

SOUTHERN DEVELOPMENT COMPANY

By	/s/ Michael W. Upchurch
	Name:	Michael W. Upchurch
	Title:	Vice President, Chief Financial Officer and Treasurer

THE KANSAS CITY NORTHERN RAILWAY COMPANY

By	/s/ Michael W. Upchurch
	Name:	Michael W. Upchurch
	Title:	Vice President and Chief Financial Officer

TRANS-SERVE, INC.

By	/s/ Michael W. Upchurch
	Name:	Michael W. Upchurch
	Title:	Vice President and Chief Financial Officer

Signature Page to Restatement Agreement

PABTEX, INC.

By	/s/ Michael W. Upchurch
	Name:	Michael W. Upchurch
	Title:	Vice President, Chief Financial Officer and Treasurer

KCS HOLDINGS I, INC.

By	/s/ Michael W. Upchurch
	Name:	Michael W. Upchurch
	Title:	Vice President and Chief Financial Officer

KCS VENTURES I, INC.

By	/s/ Michael W. Upchurch
	Name:	Michael W. Upchurch
	Title:	Vice President and Chief Financial Officer

SOUTHERN INDUSTRIAL SERVICES, INC.

By	/s/ Michael W. Upchurch
	Name:	Michael W. Upchurch
	Title:	Vice President, Chief Financial Officer and Treasurer

VEALS, INC.

By	/s/ Michael W. Upchurch
	Name:	Michael W. Upchurch
	Title:	Vice President, Chief Financial Officer and Treasurer

Signature Page to Restatement Agreement

THE BANK OF NOVA SCOTIA, as Administrative Agent

By	/s/ Robert Boomhour
Name: Robert Boomhour
Title: Director

By	/s/ Clement Yu
Name: Clement Yu
Title: Associate

THE BANK OF NOVA SCOTIA, as Collateral Agent

By	/s/ Robert Boomhour
Name: Robert Boomhour
Title: Director

By	/s/ Clement Yu
Name: Clement Yu
Title: Associate

THE BANK OF NOVA SCOTIA, as Issuing Bank, Swing Line Bank and Consenting Lender

By	/s/ Kimberley Snyder
Name: Kimberley Snyder
Title: Director

Signature Page to Restatement Agreement

BANK OF AMERICA, N.A., as Consenting Lender

By	/s/ Irene Bertozzi Bartenstein
Name: Irene Bertozzi Bartenstein
Title: Director

Signature Page to Restatement Agreement

COMPASS BANK, as Consenting Lender

By	/s/ Brandon Kelley
Name: Brandon Kelley
Title: Senior Vice President

For any Consenting Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Restatement Agreement

JPMORGAN CHASE BANK, N.A., as Consenting Lender

By	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Signature Page to Restatement Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Consenting Lender

By	/s/ Michael King
Name: Michael King
Title: Vice President

Signature Page to Restatement Agreement

MORGAN STANLEY BANK, N.A., as Consenting Lender

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Page to Restatement Agreement

CITIBANK, N.A., as Consenting Lender

By	/s/ W. Allen Blankenship
Name: W. Allen Blankenship
Title: Director & Vice President

For any Consenting Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Restatement Agreement

THE ROYAL BANK OF SCOTLAND PLC, as Consenting Lender

By	/s/ Jonathan Lasner
Name: Jonathan Lasner
Title: Director

Signature Page to Restatement Agreement

SUN TRUST BANK, as Consenting Lender

By	/s/ Baerbel Freudenthaler
Name: Baerbel Freudenthaler
Title: Director

For any Consenting Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Restatement Agreement

WELLS FARGO BANK, N.A, as Consenting Lender

By	/s/ Kathleen H. Gound
Name: Kathleen H. Gound
Title: Vice President

For any Consenting Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Restatement Agreement

BMO HARRIS FINANCING, INC., as Consenting Lender

By	/s/ William Thomson
Name: William Thomson
Title: Senior Vice President

For any Consenting Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Restatement Agreement

FIFTH THIRD BANK, as Consenting Lender

By	/s/ Robert M. Sander
Name: Robert M. Sander
Title: Vice President

For any Consenting Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Restatement Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as Consenting Lender

By	/s/ Lawrence Elkins
Name: Lawrence Elkins
Title: Vice President

For any Consenting Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Restatement Agreement

BANK MIDWEST, A DIVISION OF NBH BANK, N.A.

By	/s/ Joseph B. Otey
Name: Joseph B. Otey
Title: Vice President/Relationship Manager

Signature Page to Restatement Agreement

COMERICA BANK, as Consenting Lender

By	/s/ Mark Leveille
Name: Mark Leveille
Title: Vice President

Signature Page to Restatement Agreement

PNC BANK, NATIONAL ASSOCIATION, as Consenting Lender

By	/s/ David Bentzinger
Name: David Bentzinger
Title: Senior Vice President

Signature Page to Restatement Agreement

UMB BANK, N.A., as Consenting Lender

By	/s/ David Proffitt
Name: David Proffitt
Title: Senior Vice President

Signature Page to Restatement Agreement

U.S. BANK NATIONAL ASSOCIATION, as Consenting Lender

By	/s/ Carlos L. Lamboglia
Name: Carlos L. Lamboglia
Title: Vice President

Signature Page to Restatement Agreement

COMMERCE BANK, as Consenting Lender

By	/s/ Pamela T. Hill
Name: Pamela T. Hill
Title: Vice President

For any Consenting Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Restatement Agreement

FIRST MERIT BANK, N.A., as Consenting Lender

By	/s/ Tim Daniels
Name: Tim Daniels
Title: Vice President

Signature Page to Restatement Agreement

BRANCH BANKING AND TRUST COMPANY, as Consenting Lender

By	/s/ Robert M. Searson
Name: Robert M. Searson
Title: Senior Vice President

Signature Page to Restatement Agreement

FIRST HAWAIIAN BANK, as Consenting Lender

By	/s/ Landon Santos
Name: Landon Santos
Title: Corporate Banking Officer

Signature Page to Restatement Agreement

Annex A

[Form of Amended Credit Agreement attached]

Schedule 1

Advances and Commitments of Consenting Lenders and New Lenders

	Lender	Original Term A Advances	Additional Term A Advances		Revolving Credit Commitments
1.	Bank Midwest, N.A.	$8,550,000		$4,835,227.27	$6,000,000

2.	Bank of America, N.A.	$29,070,000		$19,340,909.09	$23,600,000

3.	BMO Harris Financing, Inc.	$14,250,000		$11,604,545.45	$10,000,000

4.	Branch Banking and Trust Company	$4,560,000		$10,637,500	—

5.	Citibank, N.A.	$17,100,000		$19,340,909.09	$12,000,000

6.	Comerica Bank	$8,550,000		—	$6,000,000

7.	Commerce Bank, N.A.	$4,560,000		—	$3,200,000

8.	Compass Bank NA	$19,950,000		$15,472,727.27	$14,000,000

9.	Fifth Third Bank	$14,250,000		$10,637,500	$10,000,000

10.	First Hawaiian Bank	—		$9,670,454.55	—

11.	First Merit Bank, N.A.	$15,960,000	$		$3,200,000

12.	JPMorgan Chase Bank, N.A.	$19,950,000		$19,340,909.09	$14,000,000

13.	Morgan Stanley Bank, N.A.	$8,550,000		$9,670,454.55	—

14.	Morgan Stanley Senior Funding, Inc.	—		$9,670,454.54	$14,000,000

15.	PNC Bank, National	$8,550,000		$12,571,590.91	$6,000,000

Sch. 2 - 1

	Lender	Original Term A Advances	Additional Term A Advances	Revolving Credit Commitments
	Association

16.	The Royal Bank of Scotland plc	$17,100,000	$14,505,681.82	$12,000,000

17.	Suntrust Bank	$17,100,000	$14,505,681.82	$12,000,000

18.	The Bank of Nova Scotia	$28,500,000	$19,340,909.10	$20,000,000

19.	The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$14,250,000	$27,077,272.73	$10,000,000

20.	UMB Bank N.A.	$8,550,000	$11,604,545.45	$6,000,000

21.	U.S. Bank National Association	$8,550,000	$11,604,545.45	$6,000,000

22.	Wells Fargo Bank, N.A.	$17,100,000	$14,505,681.82	$12,000,000

	Total:	$285,000,000	$265,937,500	$200,000,000

Sch. 1 - 2

Schedule 2

SCHEDULE V:

PATENTS, TRADEMARKS AND TRADE NAMES, COPYRIGHTS AND

INTELLECTUAL PROPERTY AGREEMENTS

(Note: Only Intellectual Property that is Material and Registered is Listed Below)

PATENTS: None.

TRADEMARKS:

Grantor	Description

Kansas City Southern	Kansas City Southern Lines Logo

Kansas City Southern	NAFTA RAIL

The Kansas City Southern Railway Company	“Extending Research. Growing Partnerships.” trademark application

TRADE NAMES:

Grantor	Trade Name

The Kansas City Southern Railway Company	d/b/a Louisiana & Arkansas Railway Company (over 10 years ago)

Trans-Serve, Inc.	d/b/a Superior Tie & Timber

COPYRIGHTS:

Grantor	Description

The Kansas City Southern Railway Company	Management Control System (“MCS”) Software

Sch. 2 - 1